Trade and other receivables	6 Months Ended
Jun. 30, 2020
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Trade and other receivables
1 6 .	Trade and other receivables
Amounts falling due within one year:

	30 June 2020	30 June 2019	31 December 2019
	£m	£m	£m
Trade receivables	5,175.7	7,713.8	7,007.6
Work in progress	312.4	419.5	349.5
VAT and sales taxes recoverable	272.5	270.6	212.7
Prepayments	311.6	391.0	287.1
Accrued income	2,703.2	3,731.1	3,292.7
Fair value of derivatives	0.6	10.0	1.4
Other debtors	627.3	634.2	671.3
	9,403.3	13,170.2	11,822.3
Amounts falling due after more than one year:

	30 June 2020	30 June 2019	31 December 2019
	£m	£m	£m
Prepayments	1.7	2.8	2.2
Accrued income	—	22.8	—
Fair value of derivatives	—	6.3	—
Other debtors	142.3	150.8	135.4
	144.0	182.7	137.6
The Group has applied the practical expedient permitted by IFRS 15 to not disclose the transaction price allocated to performance obligations unsatisfied (or partially unsatisfied) as of the end of the reporting period as contracts typically have an original expected duration of a year or less.
The Group considers that the carrying amount of trade and other receivables approximates their fair value.
Expected credit losses
The Group has applied the simplified approach to measuring expected credit losses, as permitted by IFRS 9: Financial Instruments. Therefore the Group does not track changes in credit risk over the life of a financial asset, but recognises a loss allowance based on the financial asset’s lifetime expected credit loss. Under IFRS 9, the expected credit losses are measured as the difference between the asset’s gross carrying amount and the present value of estimated future cash flows discounted at the financial asset’s original effective interest rate. Given the short-term nature of the Group’s trade receivables, work in progress and accrued income, which are mainly due from large national or multinational companies, the Group assessment of expected credit losses includes provisions for specific clients and receivables where the contractual cash flow is deemed at risk. Additional provisions are made based on the assessment of recoverability of aged receivables, where the following criteria are met:
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100% of the asset aged over one year;
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50% of the asset aged between 180 days and one year; and
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sufficient evidence of recoverability is not evident.

These criteria fo
r
m the basis of expected future losses based on historical loss rates. As a result of the C
OVID
-19 pandemic, the Group also performed a detailed review of trade receivables, work-in-progress and accrued income aged less than 180 days, taking into account the level of credit insurance the Group has along with internal and external data including historical and forward looking information. This review focused on significant individual clients along with the industry and country in which the clients operate where there is increased risk due to the pandemic.
This resulted in a bad debt expense of £29.2 million (period ended 30 June 2019: £12.3 million; year ended 31 December 2019: £25.8 million) on the Group’s trade receivables in the period. The allowance for bad and doubtful debts is equivalent to 2.5% (30 June 2019: 1.6%; 31 December 2019: 1.6%) of gross trade receivables.